UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07326

Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli ABC Fund

Annual Report — December 31, 2023

“Give a man a fish and you feed him for a day. Teach him how to arbitrage and you feed him forever.” —Warren Buffett

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return per Class AAA Share of The Gabelli ABC Fund was 6.8% compared with a total return of 5.0% for the ICE BofA 3 Month U.S. Treasury Bill Index. Another class of shares is available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2023.

Investment Objective and Strategy (Unaudited)

The investment objective of the Fund is to seek to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC, (the Adviser) believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive sharehold-er reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

For the full year global announced mergers and acquisitions (M&A) transactions totaled $2.9 trillion, with nearly $900 billion announced in the fourth quarter. In 2023, activity in the United States accounted for about 47% of global deal volumes, or $1.4 trillion, off the back of 14,500 deals. Outside the United States, more than 40,000 deals were announced, totaling $1.5 trillion. Global geopolitical concerns, heighted antitrust oversight, valuation discrepancies, and increased financing costs all weighed on global deal making activity.

On a sector basis in 2023, energy and power, industrials, technology, and healthcare were the most active, collectively representing more than half of all announced activity and primarily fueled by sector consolidation. Noteworthy transactions announced in the fourth quarter included Exxon Mobil’s agreement to acquire Pioneer Natural Resources for nearly $60 billion, Chevron’s acquisition of Hess Corp for $52.5 billion, and Japan’s Nippon Steel winning a bidding war for United States Steel Corp for a total deal value of $12 billion. These announcements came following a relatively slow first nine months for large scale “mega deals”.

Done Deals

Oyster Point Pharma is a commercial stage biopharma company focused on therapies to treat ophthalmic diseases and eye care. On November 7, 2022 the company agreed to be acquired by Viatris for $11 cash per share, plus a CVR up to $2 per share. The transaction closed on January 3 following a majority tender by shareholders.

Evoqua Water Technologies is a provider of mission critical water and wastewater treatment solutions. Xylem Inc. agreed to acquire the company on January 23, where shareholders would receive 0.48 XYL for every share of Evoqua held, or a $6.5 billion total deal value. The deal required several foreign regulatory approvals and closed on May 24.

Dice Therapeutics is a biopharma company focused on oral treatments of chronic disease in immunology. On June 20, Eli Lilly and Co. announced it would launch a tender offer to acquire DICE for $48 cash per share, or $2.3 billion total deal value. The deal closed on August 10, after a majority of shareholders tendered into the offer.

Thank you for your investment in The Gabelli ABC Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2023 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (5/14/93)
AAA Shares (GABCX)	6.93%	3.35%	2.56%	3.18%	5.09%
S&P 500 Index (b)	26.29	15.69	12.03	13.97	10.21
ICE BofA 3 Month U.S. Treasury Bill Index (b)	5.01	1.88	1.25	0.87	2.46
Lipper U.S. Treasury Money Market Fund Average (b)	4.79	1.65	1.02	0.68	2.05
Advisor Shares (GADVX)	6.68	3.09	2.31	2.93	4.95

(a)	Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2007. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(b)	The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the BofA 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. Lipper U.S. Treasury Money Market Fund Average since inception performance is as of April 30, 1993.

In the current prospectuses dated April 28, 2023, the expense ratios for the Class AAA and the Advisor Class Shares, are 0.79% and 1.04%, respectively. See page 13 for the expense ratios for the year ended December 31, 2023. The Fund does not have a sales charge.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX

LIPPER U.S. TREASURY MONEY MARKET AVERAGE,

AND ICE BofA 3 MONTH U.S. TREASURY BILL INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	6.83%	3.33%	2.56%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli ABC Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2023.

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,029.60	0.85%	$4.35
Advisor
Class	$1,000.00	$1,028.60	1.11%	$5.68
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.92	0.85%	$4.33
Advisor
Class	$1,000.00	$1,019.61	1.11%	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table present portfolio holdings as a percent of net assets as of December 31, 2023:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	49.3%
Building and Construction	24.4%
Energy and Utilities	4.3%
Health Care	4.1%
Financial Services	2.8%
Food and Beverage	2.5%
Metals and Mining	1.9%
Computer Software and Services	1.6%
Broadcasting	1.3%
Entertainment	1.3%
Telecommunications	1.3%
Machinery	0.9%
Retail	0.8%
Diversified Industrial	0.7%
Wireless Communications	0.5%
Consumer Products	0.5%
Hotels and Gaming	0.5%
Electronics	0.4%
Automotive: Parts and Accessories	0.3%
Specialty Chemicals	0.3%
Business Services	0.2%
Cable and Satellite	0.2%
Automotive	0.1%
Closed-End Funds	0.1%
Publishing	0.1%
Equipment and Supplies	0.1%
Real Estate	0.0%*
Consumer Services	0.0%*
Paper and Forest Products	0.0%*
Wireless Telecommunications Services	0.0%*
Semiconductors	0.0%*
Aerospace and Defense	0.0%*
Other Assets and Liabilities (Net)	21.0%

Short Positions
Building and Construction	(21.1)%
Energy and Utilities	(0.4)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 50.8%
	Aerospace and Defense — 0.0%
400	Hawaiian Holdings Inc.†	$5,448	$5,680

	Automotive — 0.1%
35,000	Iveco Group NV†	247,425	314,747
800,000	Pendragon plc†	322,439	329,370
		569,864	644,117
	Automotive: Parts and Accessories — 0.3%
15,000	Vitesco Technologies Group AG†	1,470,386	1,556,073

	Broadcasting — 1.3%
9,000	Cogeco Inc.	211,014	388,310
2,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	131,233	115,960
148,000	Sinclair Inc.	3,739,741	1,928,440
234,000	TEGNA Inc.	4,633,568	3,580,200
		8,715,556	6,012,910
	Building and Construction — 24.4%
4,800	Johnson Controls International plc	168,912	276,672
839,700	Lennar Corp., Cl. B	33,529,590	112,561,785
		33,698,502	112,838,457
	Business Services — 0.2%
10,000	Applus Services SA	106,409	110,395
3,000	Daseke Inc.†	24,420	24,300
79,200	Dawson Geophysical Co.†	182,140	144,936
120,000	Diebold Nixdorf Inc.†	3,482	0
200,000	DX Group plc	117,100	119,180
4,500	SP Plus Corp.†	230,937	230,625
36,000	Steel Connect Inc.†	322,721	342,720
		987,209	972,156
	Cable and Satellite — 0.2%
1,000	Charter Communications Inc., Cl. A†	215,343	388,680
40,000	Liberty Latin America Ltd., Cl. A†	362,094	292,400
		577,437	681,080
	Computer Software and Services — 1.6%
4,000	Alteryx Inc., Cl. A†	189,080	188,640
19,000	Digi International Inc.†	185,323	494,000
150,000	EngageSmart Inc.†	3,425,770	3,435,000
4,000	EQS Group AG†	174,144	177,074
5,000	ESI Group†	810,549	850,041
1,200	Fiserv Inc.†	102,294	159,408
15,000	Gen Digital Inc.	287,649	342,300
500	HireRight Holdings Corp.†	6,519	6,725
6,000	Playtech plc†	52,348	34,308
5,000	Rocket Internet SE	112,606	92,732
Shares		Cost	Market Value
2,000	Rockwell Automation Inc.	$349,260	$620,960
4,000	Splunk Inc.†	584,378	609,400
28,000	Stratasys Ltd.†	432,747	399,840
		6,712,667	7,410,428
	Consumer Products — 0.5%
10,000	Bang & Olufsen A/S†	29,137	14,276
16,500	Capri Holdings Ltd.†	887,415	828,960
23,500	Energizer Holdings Inc.	845,657	744,480
17,500	iRobot Corp.†	876,754	677,250
		2,638,963	2,264,966
	Consumer Services — 0.0%
8,000	Adevinta ASA†	83,035	88,505
1,500	Musti Group Oyj	42,974	43,253
2,000	Rover Group Inc.†	21,940	21,760
		147,949	153,518
	Diversified Industrial — 0.7%
41,800	Myers Industries Inc.	518,773	817,190
35,000	Steel Partners Holdings LP†	288,510	1,400,000
1,000	Textainer Group Holdings Ltd.	48,896	49,200
13,500	Valmet Oyj	430,392	389,126
75,000	Velan Inc.	494,754	303,385
26,500	Wartsila OYJ Abp	343,008	383,967
		2,124,333	3,342,868
	Electronics — 0.4%
11,200	Rogers Corp.†	1,455,629	1,479,184
14,000	Smart Metering Systems plc	169,325	167,744
12,400	Yamada Holdings Co. Ltd.	36,458	38,554
		1,661,412	1,685,482
	Energy and Utilities — 4.3%
50,500	Alerion Cleanpower SpA	138,449	1,482,936
16,000	Alvopetro Energy Ltd.	34,057	79,695
14,000	APA Corp.	465,612	502,320
20,000	Endesa SA	453,617	407,578
46,992	Energy Transfer LP	196,558	648,490
520	Equitrans Midstream Corp.	4,540	5,294
19,000	Exxon Mobil Corp.	2,173,047	1,899,620
7,000	Green Plains Partners LP	106,350	89,110
30,000	Greenvolt-Energias Renovaveis SA†	269,981	270,909
200,000	Gulf Coast Ultra Deep Royalty Trust	39,334	2,100
2,000	Hess Corp.	266,352	288,320
945	HF Sinclair Corp.	49,546	52,514
44,000	National Fuel Gas Co.	2,191,726	2,207,480
26,679	ONEOK Inc.	1,750,772	1,873,399
128,000	PNM Resources Inc.	6,221,767	5,324,800
30,000	Primo Water Corp.	439,880	451,500
64,000	Severn Trent plc	1,715,809	2,103,886

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
26,500	Southwest Gas Holdings Inc.	$1,632,292	$1,678,775
28,000	UGI Corp.	1,042,646	688,800
		19,192,335	20,057,526
	Entertainment — 1.3%
34,500	Atlanta Braves Holdings Inc., Cl. A†	917,799	1,475,910
14,000	Atlanta Braves Holdings Inc., Cl. C†	490,496	554,120
96,000	Fox Corp., Cl. B	3,628,220	2,654,400
150,000	IMAX China Holding Inc.	174,965	128,706
85	Liberty Media Corp.-Liberty Live, Cl. A†	2,951	3,107
6,000	Madison Square Garden Sports Corp.†	944,040	1,090,980
7,000	TEN Entertainment Group plc	36,309	36,850
		6,194,780	5,944,073
	Equipment and Supplies — 0.1%
33,600	The L.S. Starrett Co., Cl. A†	143,497	406,560

	Financial Services — 2.8%
7,000	Alimco Financial Corp.†(a)	240,731	40,250
39,500	AllianceBernstein Holding LP	0	1,225,685
1,000	Brookfield Asset Management Ltd., Cl. A	34,876	40,170
5,000	Brookfield Corp.	190,347	200,600
2,119	CNFinance Holdings Ltd., ADR†	5,573	4,704
24,000	Equitable Holdings Inc.	452,654	799,200
12,000	Fanhua Inc., ADR†	85,808	79,080
2,319	First Bank	29,131	34,089
46,000	First Horizon Corp.	908,125	651,360
1,000	Horizon Bancorp Inc.	9,670	14,310
53,000	KKR & Co. Inc.	180,657	4,391,050
654	LCNB Corp.	9,682	10,314
800	Mastercard Inc., Cl. A	15,970	341,208
500	National Western Life Group Inc., Cl. A	239,999	241,510
7,920	SouthState Corp.	537,839	668,844
500	Topdanmark AS	14,226	23,872
16,000	Valley National Bancorp	115,336	173,760
3,000	Vericity Inc.†	33,390	33,540
80,000	Webster Financial Corp.	2,895,961	4,060,800
		5,999,975	13,034,346
	Food and Beverage — 2.5%
22,000	Chr. Hansen Holding A/S	1,470,610	1,844,655
37,500	Hotel Chocolat Group plc†	169,776	176,858
Shares		Cost	Market Value
1,500	Lucas Bols NV	$27,568	$29,806
2,000	Pernod Ricard SA	142,616	352,712
18,300	Remy Cointreau SA	1,129,264	2,323,263
282,806	Sovos Brands Inc.†	6,381,310	6,230,216
3,900	The J.M. Smucker Co.	430,833	492,882
		9,751,977	11,450,392
	Health Care — 4.0%
7,500	Amedisys Inc.†	690,941	712,950
17,000	Biohaven Ltd.†	124,100	727,600
400	Bio-Rad Laboratories Inc., Cl. A†	39,976	129,156
4,000	Bioventus Inc., Cl. A†	63,278	21,080
66,000	Cerevel Therapeutics Holdings Inc.†	2,726,945	2,798,400
8,000	Clovis Oncology Inc.†	97	0
13,500	Dechra Pharmaceuticals plc	656,682	663,876
6,000	Globus Medical Inc., Cl. A†	310,008	319,740
2,000	Gracell Biotechnologies Inc., ADR†	19,880	20,080
30,000	Icosavax Inc.†	464,992	472,800
500	ICU Medical Inc.†	29,090	49,870
182,000	Idorsia Ltd.†	2,258,364	457,462
300	Illumina Inc.†	12,176	41,772
11,000	ImmunoGen Inc.†	320,276	326,150
3,000	Karuna Therapeutics Inc.†	949,779	949,530
16,481	Mirati Therapeutics Inc.†	937,472	968,259
433,000	Myrexis Inc.†	44,849	2,814
150,000	Olink Holding AB, ADR†	3,831,819	3,772,500
13,000	Orchard Therapeutics plc, ADR†	210,759	213,850
96,000	Perrigo Co. plc	3,652,638	3,089,280
12,000	QIAGEN NV†	524,042	521,160
3,000	QuidelOrtho Corp.†	223,905	221,100
5,000	RayzeBio Inc.†	306,960	310,850
8,000	TherapeuticsMD Inc.†	79,142	18,000
160,000	Viatris Inc.	2,081,755	1,732,800
		20,559,925	18,541,079
	Hotels and Gaming — 0.5%
24,900	Bluegreen Vacations
	Holding Corp.	1,864,291	1,870,488
28,500	Entain plc	434,641	361,168
		2,298,932	2,231,656
	Machinery — 0.9%
20,200	Astec Industries Inc.	730,620	751,440
25,000	CFT SpA†(a)	138,180	126,954
270,000	CNH Industrial NV	2,299,101	3,288,600
		3,167,901	4,166,994
	Metals and Mining — 1.7%
200,000	Ampco-Pittsburgh Corp.†	637,062	546,000
3,000	Endeavour Mining plc	66,519	67,401

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
36,500	Freeport-McMoRan Inc.	$537,076	$1,553,805
21,000	JSR Corp.	591,860	598,723
4,257	Kinross Gold Corp.	22,197	25,766
31,000	Newmont Corp.	1,116,850	1,283,090
83,000	Pan American Silver Corp.	1,207,174	1,355,390
58,000	Sierra Metals Inc.†	113,905	32,109
10,000	Vulcan Materials Co.	438,009	2,270,100
		4,730,652	7,732,384
	Publishing — 0.1%
30,000	Lee Enterprises Inc.†	456,207	236,100
25,500	The E.W. Scripps Co., Cl. A†	302,540	203,745
		758,747	439,845
	Real Estate — 0.0%
500	American Tower Corp., REIT	7,707	107,940
4,000	Healthcare Realty Trust Inc., REIT	77,660	68,920
		85,367	176,860
	Retail — 0.8%
10,000	Albertsons Companies Inc., Cl. A	216,400	230,000
300,000	Chico’s FAS Inc.†	2,272,080	2,274,000
10,000	Macy’s Inc.	200,242	201,200
280,000	Sportsman’s Warehouse Holdings Inc.†	3,307,434	1,192,800
101,770	The Bon-Ton Stores Inc.†(a)	4,946	0
442,715	The Fresh Market Inc.†(a)	0	0
		6,001,102	3,898,000
	Semiconductors — 0.0%
1,100	Silicon Motion Technology Corp., ADR	75,842	67,397
2,000	Tower Semiconductor Ltd.†	57,694	61,040
		133,536	128,437
	Specialty Chemicals — 0.3%
1,200	Linde plc	194,452	492,852
42,000	Mativ Holdings Inc.	784,203	643,020
18,000	SGL Carbon SE†	156,514	129,361
		1,135,169	1,265,233
	Telecommunications — 1.3%
280,000	HKBN Ltd.	200,879	125,146
120,000	Koninklijke KPN NV	365,363	413,054
122,000	Liberty Global Ltd., Cl. A†	3,019,921	2,167,940
35,000	Liberty Global Ltd., Cl. C†	816,717	652,400
2,081	Liberty Latin America Ltd., Cl. C†	14,858	15,274
100,000	Orange Belgium SA†	2,241,536	1,490,332
61,000	Parrot SA†	221,205	162,292
100,000	Pharol SGPS SA†	26,205	4,151
Shares		Cost	Market Value
241,632	Telefonica Deutschland Holding AG	$628,106	$627,395
6,000	Telephone and Data Systems Inc.	83,463	110,100
		7,618,253	5,768,084
	Wireless Communications — 0.5%
9,500	Millicom International Cellular SA†	180,600	171,000
36,000	Millicom International Cellular SA, SDR†	763,209	643,364
36,200	United States Cellular Corp.†	833,348	1,503,748
		1,777,157	2,318,112
	Wireless Telecommunications Services — 0.0%
400,000	NII Holdings Inc., Escrow†	107,296	140,000

	TOTAL COMMON STOCKS	148,966,327	235,267,316

	CLOSED-END FUNDS — 0.1%
235,000	Altaba Inc., Escrow†	12,750	574,575

	RIGHTS — 0.3%
	Computer Software and Services — 0.0%
1,000	Flexion Therapeutics Inc., CVR†	0	650

	Health Care — 0.1%
60,000	ABIOMED Inc., CVR†	0	105,000
39,000	Achillion Pharmaceuticals Inc., CVR†	0	19,500
65,000	Adamas Pharmaceuticals Inc., CVR†	0	3,250
65,000	Adamas Pharmaceuticals Inc., CVR†	0	3,250
50,000	Akouos Inc., CVR†	0	37,500
10,000	Albireo Pharma Inc., CVR†	0	22,500
187,969	Ambit Biosciences Corp., CVR†(a)	0	0
50,000	Amryt Pharma plc, CVR†	0	1,000
50,000	Amryt Pharma plc, CVR†	0	1,000
195,960	Chinook Therapeutics Inc., CVR†	0	78,384
4,000	CinCor Pharma Inc., CVR†	0	12,000
3,000	Decibel Therapeutics Inc., CVR†	0	2,250
28,000	Epizyme Inc., CVR†	0	560
640,000	Innocoll, CVR†(a)	384,000	1
150,000	Ipsen SA/Clementia, CVR†(a)	202,500	0
95,400	Ocera Therapeutics, CVR†(a)	25,758	16,218

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	RIGHTS (Continued)
	Health Care (Continued)
3,000	Opiant Pharmaceuticals Inc., CVR†	$0	$1,500
140,000	Paratek Pharmaceuticals Inc., CVR†	0	2,800
11,000	Prevail Therapeutics Inc., CVR†	0	5,500
2,000	Radius Health Inc., CVR†	0	200
800	Sigilon Therapeutics Inc., CVR†	0	6,040
825,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 01/02/24†(a)	401,889	0
12,000	Tobira Therapeutics Inc., CVR†(a)	720	0
		1,014,867	318,453
	Metals and Mining — 0.2%
10,000	Kinross Gold Corp., CVR†(a)	0	0
2,200,000	Pan American Silver Corp., CVR†	506,000	1,133,000
		506,000	1,133,000
	Paper and Forest Products — 0.0%
75,000	Resolute Forest Products Inc., CVR†	0	150,000

	TOTAL RIGHTS	1,520,867	1,602,103

	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
102,000	Ampco-Pittsburgh Corp., expire 08/01/25†	69,677	12,240
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 49.3%
$230,370,000	U.S. Treasury Bills, 5.244% to 5.499%††,01/16/24 to 06/06/24(b)	$228,233,490	$228,306,349

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.5%	$378,803,111	465,762,583

	SECURITIES SOLD SHORT — (21.5)%
	(Proceeds received $36,041,068)		(99,396,310)

	Other Assets and Liabilities (Net) — 21.0%		96,921,216

	NET ASSETS — 100.0%		$463,287,489

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (21.5)%
	Building and Construction — (21.1)%
654,500	Lennar Corp., Cl. A	$33,905,090	$97,546,680

	Energy and Utilities — (0.4)%
18,500	Exxon Mobil Corp.	2,135,978	1,849,630

	TOTAL SECURITIES SOLD SHORT(c)	$36,041,068	$99,396,310

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At December 31, 2023, $67,725,000 of the principal amount was pledged as collateral for securities sold short.
(c)	At December 31, 2023, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR American Depositary Receipt

CCCP Contingent Cash Consideration Payment

CVR Contingent Value Right

REIT Real Estate Investment Trust

SDR Swedish Depositary Receipt

As of December 31, 2023, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	10,591,392	EUR	9,600,000	State Street Bank and Trust Co.	01/26/24	$(18,900)
USD	3,304,527	GBP	2,600,000	State Street Bank and Trust Co.	01/26/24	(10,099)
USD	453,726	CAD	600,000	State Street Bank and Trust Co.	01/26/24	734

TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS						$(28,265)

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in securities, at value (cost $378,803,111)	$465,762,583
Cash	339
Foreign currency, at value (cost $28,876)	28,871
Deposit at brokers for securities sold short	97,720,622
Receivable for Fund shares sold	362,883
Receivable for investments in securities sold	8,923
Dividends and interest receivable	654,373
Unrealized appreciation on forward foreign currency contracts	734
Prepaid expenses	624
Total Assets	564,539,952
Liabilities:
Securities sold short, at value (proceeds $36,041,068)	99,396,310
Payable for investment securities purchased	920,417
Payable for Fund shares redeemed	414,785
Payable for investment advisory fees	196,523
Payable for distribution fees	15,189
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign currency contracts	28,999
Other accrued expenses	276,490
Total Liabilities	101,252,463
Net Assets
(applicable to 44,451,651 shares outstanding)	$463,287,489
Net Assets Consist of:
Paid-in capital	$443,704,110
Total distributable earnings	19,583,379
Net Assets	$463,287,489

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($392,723,187 ÷ 37,628,187 shares outstanding)	$10.44
Advisor Class:
Net Asset Value, offering, and redemption price per share ($70,564,302 ÷ 6,823,464 shares outstanding)	$10.34

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $62,930)	$3,385,419
Interest	16,578,033
Total Investment Income	19,963,452
Expenses:
Investment advisory fees	2,478,506
Distribution fees - Advisor Class	225,215
Dividend expense on securities sold short	1,045,668
Shareholder communications expenses	184,048
Custodian fees	101,090
Directors’ fees	82,867
Shareholder services fees	63,864
Registration expenses	56,188
Legal and audit fees	54,129
Accounting fees	45,000
Service fees for securities sold short (See Note 2)	43,684
Interest expense	1,494
Miscellaneous expenses	52,133
Total Expenses	4,433,886
Less:
Expenses paid indirectly by broker (See Note 6)	(8,222)
Net Expenses	4,425,664
Net Investment Income	15,537,788

Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	6,656,457
Net realized loss on securities sold short	(1,052,005)
Net realized loss on forward foreign exchange contracts	(74,432)
Net realized gain on foreign currency transactions	4,149
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	5,534,169
Net change in unrealized appreciation/depreciation:
on investments in securities	49,957,043
on securities sold short	(37,972,330)
on forward foreign exchange contracts	63,631
on foreign currency translations	22,642
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	12,070,986
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	17,605,155
Net Increase in Net Assets Resulting from Operations	$33,142,943

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income	$15,537,788	$4,601,564
Net realized gain/(loss) on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	5,534,169	(3,470,119)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	12,070,986	(16,297,133)
Net Increase/(Decrease) in Net Assets Resulting from Operations	33,142,943	(15,165,688)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(12,756,939)	(6,097,226)
Advisor Class	(2,129,667)	(1,290,962)
Total Distributions to Shareholders	(14,886,606)	(7,388,188)

Capital Share Transactions:
Class AAA	(69,161,037)	(25,762,244)
Advisor Class	(54,227,583)	(41,505,924)
Net Decrease in Net Assets from Capital Share Transactions	(123,388,620)	(67,268,168)

Redemption Fees	2	46

Net Decrease in Net Assets	(105,132,281)	(89,821,998)

Net Assets:
Beginning of year	568,419,770	658,241,768
End of year	$463,287,489	$568,419,770

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2023	$10.09	$0.33		$0.37	$0.70	$(0.35)	$—		$(0.35)	$0.00	$10.44	6.93%	$392,723	3.18%	0.85%	157%
2022	10.44	0.08		(0.29)	(0.21)	(0.14)	—		(0.14)	0.00	10.09	(2.01)	447,336	0.80	0.79	156
2021	10.46	0.02		0.44	0.46	(0.05)	(0.43)		(0.48)	0.00	10.44	4.37	489,797	0.15	0.77	205
2020	10.21	0.02		0.27	0.29	(0.04)	(0.00	)(b)	(0.04)	0.00	10.46	2.90	552,051	0.21	0.73	251
2019	10.03	0.12		0.36	0.48	(0.14)	(0.16)		(0.30)	0.00	10.21	4.80	618,374	1.18	0.64	278
Advisor Class
2023	$9.99	$0.30		$0.37	$0.67	$(0.32)	$—		$(0.32)	$0.00	$10.34	6.68%	$70,564	2.90%	1.10%	157%
2022	10.34	0.05		(0.29)	(0.24)	(0.11)	—		(0.11)	0.00	9.99	(2.35)	121,084	0.48	1.04	156
2021	10.36	(0.05)		0.48	0.43	(0.02)	(0.43)		(0.45)	0.00	10.34	4.15	168,445	(0.43)	1.02	205
2020	10.10	0.00	(b)	0.27	0.27	(0.01)	(0.00	)(b)	(0.01)	0.00	10.36	2.70	167,311	0.01	0.98	251
2019	9.93	0.09		0.35	0.44	(0.11)	(0.16)		(0.27)	0.00	10.10	4.40	279,964	0.92	0.89	278

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(d)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 0.63%, 0.58%, 0.57%, 0.57%, and 0.56% (Class AAA) and 0.88%, 0.83%, 0.82%, 0.82%, and 0.81% (Advisor Class), respectively.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, the sole series of the Gabelli Investor Funds, Inc. (the Corporation), was incorporated on October 30, 1992 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2023 are as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Business Services	$972,156	$0	—	$972,156
Computer Software and Services	7,317,696	92,732	—	7,410,428
Financial Services	12,994,096	—	$40,250	13,034,346
Health Care	18,541,079	0	—	18,541,079
Machinery	4,040,040	—	126,954	4,166,994
Retail	3,898,000	—	0	3,898,000
Wireless Telecommunications Services	—	140,000	—	140,000
Other Industries (b)	187,104,313	—	—	187,104,313
Total Common Stocks	234,867,380	232,732	167,204	235,267,316
Closed-End Funds	—	574,575	—	574,575
Rights (b)	1,133,000	452,884	16,219	1,602,103
Warrants (b)	12,240	—	—	12,240
U.S. Government Obligations	—	228,306,349	—	228,306,349
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$236,012,620	$229,566,540	$183,423	$465,762,583

LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(99,396,310)	—	—	$(99,396,310)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(99,396,310)	—	—	$(99,396,310)

OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$734	—	$734

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/23
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$(28,999)	—	$(28,999)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

The Fund did not have material transfers into or out of Level 3 during the year ended December 31, 2023. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2023, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2023, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2023 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2023 had an average monthly notional amount of approximately $16,231,948.

At December 31, 2023, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts and under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2023, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

At December 31, 2023, the Fund’s derivative assets and liabilities (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$734	$(734)	—

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$28,999	$(734)	$28,265

The following table presents the Fund’s derivative net liability by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2023:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$28,265	—	—	$28,265

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2023 are reflected within the Schedule of Investments. For the year ended December 31, 2023, the Fund incurred $43,684 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2023, the Fund did not hold any restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2023, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to equalization utilized during the year and the reclassification of prior year post financial statement adjustments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to increase paid-in capital by $716,973, with an offsetting adjustment to total distributable earnings.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2023 and 2022 was as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Distributions paid from:*
Ordinary income	$15,507,000	$7,550,270
Total distributions paid	$15,507,000	$7,550,270

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,069,496)
Net unrealized appreciation on investments, foreign currency translations, and forward foreign exchange contracts	20,652,875
Total	$19,583,379

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $1,069,496.

The Fund utilized $4,863,219 of the capital loss carryforward for the year ended December 31, 2023.

At December 31, 2023, the temporary difference between book basis and tax basis net unrealized appreciation/ (depreciation) on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on currency gains and losses, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2023:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and other derivative instruments	$345,732,232	$103,456,058	$(82,822,017)	$20,634,041

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

not threshold. During the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G. distributors, LLC (the Distributor), an affiliate of the Adviser, at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $361,298,818 and $400,759,692, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $101,414 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $8,222.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2023, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As of December 31, 2023, the Fund’s Adviser and its affiliates beneficially owned greater than 60.39% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2023, there were no borrowings outstanding under the line of credit.

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	851,655	$8,843,416	5,862,035	$60,359,012
Shares issued upon reinvestment of distributions	1,207,059	12,601,702	599,538	6,031,559
Shares redeemed	(8,771,388)	(90,606,155)	(9,015,650)	(92,152,815)
Net decrease	(6,712,674)	$(69,161,037)	(2,554,077)	$(25,762,244)
Advisor Class
Shares sold	330,415	$3,396,052	4,260,028	$43,354,454
Shares issued upon reinvestment of distributions	158,309	1,638,492	98,643	982,484
Shares redeemed	(5,783,210)	(59,262,127)	(8,534,766)	(85,842,862)
Net decrease	(5,294,486)	$(54,227,583)	(4,176,095)	$(41,505,924)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli ABC Fund

and the Board of Directors of Gabelli Investor Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gabelli Investor Funds, Inc. (the “Corporation”) (comprising The Gabelli ABC Fund (the “Fund”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Gabelli Investor Funds, Inc. at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

February 28, 2024

The Gabelli ABC Fund

Liquidity Risk Managment Program

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 23, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, u on request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTOR[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1993	31	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita[6] Director 1935	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director 1943	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director 1942	Since 2000	9	Retired Senior Manager of the Gabelli- O’Connor Fixed Income Mutual Funds Management Company	—

Werner J. Roeder Director 1940	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli ABC Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified..
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex.

The Gabelli ABC Fund

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2023, the Fund paid to shareholders ordinary income distributions comprised of net investment income totaling $0.3499 and $0.3165 per share for Class AAA and Advisor Class Shares, respectively. For the year ended December 31, 2023, 16.93% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 21.69% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 70.28% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2023 which was derived from U.S. Treasury securities was 70.07%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of December 31, 2023 was 49.3%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

Mary E. Hauck
Former Senior Portfolio
Manager,
Gabelli-O'Connor Fixed
Income Mutual Fund
Management Co.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q423AR

GABELLI
FUNDS

THE GABELLI ABC FUND

Annual Report
December 31, 2023

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,400 for 2022 and $29,300 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2022 and $3,952 for 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,960 for 2022 and $1,409 for 2023. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $48,350 for 2022 and $41,402 for 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2024

*	Print the name and title of each signing officer under his or her signature.